Exhibit 10.1

EXECUTION VERSION

THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Eighth Amendment”) is made and entered into as of the 26th day of September, 2014 and effective in accordance with Section 2 below, by and among MULTI-COLOR CORPORATION, an Ohio corporation (the “Company”), COLLOTYPE INTERNATIONAL HOLDINGS PTY LIMITED (ACN 007 628 015), an Australian company limited by shares and registered in South Australia (the “Australian Borrower” and, together with the Company, the “Borrowers”), each lender party hereto (collectively, the “Approving Lenders” and, each individually, an “Approving Lender”), certain Subsidiaries of the Company party hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and U.S. L/C Issuer, and WESTPAC BANKING CORPORATION (ACN 007 457 141), as Australian Administrative Agent (in such capacity, the “Australian Agent” and, together with the Administrative Agent, the “Agents”) and Australian L/C Issuer.

Recitals:

A. The Borrowers, the Lenders and the Agents are parties to that certain Credit Agreement dated as of February 29, 2008 (as amended by that certain First Amendment to Credit Agreement dated as of June 28, 2010, that certain Second Amendment to Credit Agreement dated as of March 25, 2011, that certain Third Amendment to Credit Agreement dated as of August 26, 2011, that certain Fourth Amendment to Credit Agreement dated as of September 29, 2011, that certain Fifth Amendment to Credit Agreement dated as of November 8, 2012, that certain Sixth Amendment to Credit Agreement dated as of November 13, 2013 and that certain Seventh Amendment to Credit Agreement dated as of February 3, 2014, the “Credit Agreement”), pursuant to which, inter alia, the Lenders agreed, subject to the terms and conditions thereof, to advance Loans (as this and other capitalized terms used herein but not otherwise defined herein are defined in the Credit Agreement) to the Borrowers.

B. Each of the Borrowers desires to enter into certain supply chain financing arrangements with third party financial institutions pursuant to which the Borrowers would sell certain accounts receivable prior to their stated payment date to such third party financial institutions at a discount to the face amount of such accounts receivable.

C. The Company has requested, inter alia, that the Lenders (i) permit the sale of accounts receivable from time to time pursuant to the applicable supply chain financing arrangement, (ii) consent to the release of the Lien of the Lenders on the accounts receivable sold from time to time in connection with the applicable supply chain financing arrangement and (iii) agree to make certain other changes to the Credit Agreement as described in this Eighth Amendment.

D. Subject to the terms and conditions of this Eighth Amendment, the Approving Lenders have agreed to such requests.

Agreements:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by:

(i) adding the following phrase immediately before the period at the end of the definition of “Committed Loan Notice”:

“or in the case of Committed Loans (other than Australian Revolving Loans) such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company”;

(ii) adding the following phrase immediately before the period at the end of the first sentence of the definition of “Responsible Officer”

“or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent”;

(iii) adding the following phrase immediately before the period to the end of the definition of “Swing Line Loan Notice”:

“or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company”;

(iv) adding a closed parenthetical just before the semicolon at the end of clause (d) of the definition of “Indebtedness”;

(v) amending and restating the definition of “Sanction” as follows; and

“Sanctions” means any sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury, Commonwealth of Australia or other relevant sanctions authority.

(vi) adding the following new definitions thereto in appropriate alphabetical order:

“Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction.

“Notice of Loan Prepayment” means (a) in the case of a Loan (other than an Australian Revolving Loan) a notice of prepayment with respect to such Loan, which shall be substantially in the form of Exhibit L or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer and (b) in the case of an

Australian Revolving Loan, a notice of prepayment in form and substance reasonably acceptable to the Australian Administrative Agent.

“OFAC” means the Office of Foreign Assets Control of the United States Department of Treasury.

“Subject Receivable” means an account receivable owing to the Company from The Procter & Gamble Company or the Australian Borrower from Treasury Wine Estates for goods sold or services rendered by the Company or the Australian Borrower, as the case may be, including (a) all of the Company’s or the Australian Borrower’s interest in any merchandise (including returned merchandise) relating to the sale that gave rise to such account receivable, (b) all security interests or Liens and property subject to such security interests or Liens securing or purporting to secure payment of such account receivable and all Supporting Obligations relating solely to such Subject Receivables, (c) tax refunds and proceeds of insurance, other agreements or arrangements of whatever character supporting or securing the payment of such account receivable, (d) all rights and causes of action of the Company or the Australian Borrower against the applicable Account Debtor of such account receivable and (e) all books, records and other information related to such account receivable or the applicable Account Debtor.”

(b) Section 2.05(a) of the Credit Agreement is hereby amended by adding the phrase “pursuant to delivery to the applicable Agent of a Notice of Loan Prepayment” after the words “applicable Agent” in the first line of such clause.

(c) Section 2.05(b) of the Credit Agreement is hereby amended by adding the phrase “pursuant to delivery to the Swing Line Lender of a Notice of Loan Prepayment” after the words “Swing Line Lender” and before the phrase “(with a copy to the Administrative Agent)” in the first line thereof.

(d) Section 2.07(d) of the Credit Agreement is hereby amended by deleting the phrase “clauses (a), (b), (d), or (g)” in subclause (A) thereof and inserting the phrase “clauses (a), (b), (d), (g) or (j)” in lieu thereof.

(e) Section 5.23 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“5.23 Sanctions Concerns and Anti-Corruption Laws.

(a) No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions or (ii) located, organized or resident in a Designated Jurisdiction.

(b) The Loan Parties and their Subsidiaries have conducted their business in compliance with applicable anti-corruption Laws and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Laws.”

(f) Section 6.03(d) of the Credit Agreement is hereby amended by deleting the phrase “clause (a), (b), (d), (g) or (h)” therein and inserting the phrase “clause (a), (b), (d), (g), (h) or (j)” in lieu thereof.

(g) The following new Section 6.16 is hereby added to the Credit Agreement:

“6.17 Anti-Corruption Laws. Conduct its business in compliance with applicable anti-corruption Laws and maintain policies and procedures designed to promote and achieve compliance with such Laws.”

(h) Section 7.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (o) thereof, (ii) replacing the period at the end of clause (p) thereof with “; and” and (iii) adding the following new clause (q) thereto.

“(q) Liens securing Indebtedness permitted under Section 7.03(k); provided that such Liens do not at any time encumber any property other than the Subject Receivables sold (or intended to be sold) pursuant to a Disposition permitted by Section 7.05(j).”

(i) Section 7.03 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (i) thereof, (ii) replacing the period at the end of clause (j) thereof with “; and” and (iii) adding the following new clause (k) thereto:

“(k) any transaction permitted under Section 7.05(j), but only so long as (i) such transaction at any time constitutes Indebtedness, (ii) such transaction was permitted under Section 7.05(j) at the time of the proposed Disposition in connection with such transaction and (iii) the aggregate amount of such Indebtedness in any fiscal year shall not exceed fifteen percent (15%) of the projected aggregate net revenue of the Company and its Subsidiaries on a consolidated basis for such fiscal year as set forth in the forecasts for such fiscal year delivered to the Agents and Lenders pursuant to Section 6.01(c).”

(j) Section 7.05 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (h) thereof, (ii) adding the word “and” at the end of clause (i) thereof and (iii) adding the following new clause (j) thereto:

“(j) Dispositions by the Company and the Australian Borrower of Subject Receivables prior to their stated due dates in connection with supply chain financing or other similar arrangements approved by the applicable Agent; provided that the aggregate book value of the Subject Receivables sold pursuant to this clause (j) in any fiscal year shall not exceed fifteen percent (15%) of the projected aggregate net revenue of the Company and its Subsidiaries on a consolidated basis for such fiscal year as set forth in the forecasts for such fiscal year delivered to the Agents and Lenders pursuant to Section 6.01(c);”

(k) Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“7.15 Sanctions. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Joint Lead Arranger, Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions.”

(l) The following new Section 7.16 is hereby added to the Credit Agreement:

“7.16 Anti-Corruption Laws. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or other similar legislation in other jurisdictions.”

(m) Section 10.06 of the Credit Agreement is hereby amended by (i) deleting clause (g) thereof in its entirety and (ii) inserting “[Reserved]” in lieu thereof.

(n) The following new Section 10.24 is hereby added to the Credit Agreement:

“10.24 Electronic Execution of Assignments and Certain Other Documents. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, the Australian Administrative Agent, any L/C Issuer, the Swing Line Lender nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, the Australian Administrative Agent, such L/C Issuer, the Swing Line Lender or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.”

(o) The list of Exhibits to the Credit Agreement in the introductory pages of the Credit Agreement is hereby amended to add the following: “L Notice of Loan Prepayment” thereto.

(p) The new Exhibit L to the Credit Agreement (“Notice of Loan Prepayment”) is attached hereto as Exhibit A.

2. Effective Date; Conditions Precedent. Upon the satisfaction or waiver of each of the following conditions, this Eighth Amendment shall be deemed to be effective:

(a) the Administrative Agent shall have received counterparts of this Eighth Amendment executed by each Agent, Approving Lenders constituting Required Lenders and each Loan Party;

(b) the Administrative Agent shall have been paid or reimbursed for all reasonable and documented out-of-pocket costs and expenses incurred by it or its Affiliates in connection with this Eighth Amendment, including, without limitation, the reasonable and documented fees, disbursements and other charges of counsel for the Administrative Agent and its Affiliates; and

(c) the Administrative Agent shall have received such other documents and certificates as it shall reasonably request.

3. Other Loan Documents. Any reference to the Credit Agreement in the other Loan Documents executed and delivered pursuant to or in connection with the Credit Agreement, shall from and after the effective date of the Eighth Amendment, be deemed to refer to the Credit Agreement, as modified by this Eighth Amendment.

4. Confirmation of Debt; Reaffirmation. Each of the Loan Parties hereby affirms all of its liabilities and obligations to the Agents and the Lenders under the Credit Agreement, the Notes and the other Loan Documents, as modified hereby or pursuant hereto, and that such liabilities and obligations are owed to the Agents and the Lenders. Each Loan Party further acknowledges and agrees that as of the date hereof, it has no claims, defenses or set-off rights against any Agent or Lender of any nature whatsoever, whether sounding in tort, contract or otherwise; and there are no claims, defenses or set-offs to the enforcement by the Agents of the liabilities and obligations of the Borrowers to the Agents and the Lenders under the Credit Agreement, the Notes or the other Loan Documents. In furtherance of the foregoing, each Loan Party (a) agrees that the transactions contemplated by this Eighth Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under the Loan Documents to which it is a party and (c) agrees that the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

5. No Other Modifications; Same Indebtedness. Except as expressly provided in this Eighth Amendment, all of the terms and conditions of the Credit Agreement, the Notes and the other Loan Documents remain unchanged and in full force and effect. The modifications effected by this Eighth Amendment and by the other instruments contemplated hereby shall not be deemed to provide for or effect a repayment and re-advance of any of the Loans now outstanding, it being the intention of the Borrowers and the Lenders hereby that the Indebtedness owing under the Credit Agreement and the Notes, as amended by this Eighth Amendment, be and hereby is the same Indebtedness as that owing under the Credit Agreement and the Notes immediately prior to the effectiveness hereof. This Eighth Amendment shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any term or condition of the Credit Agreement or any other Loan Document not expressly modified or amended hereby, (b) to prejudice any right or rights which either Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any of their respective Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or either of the Agents, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and either Agent or any other Lender, on the other hand.

6. Representations and Warranties. Each Loan Party represents and warrants that (a) it has the corporate or other organizational power and authority to make, deliver and perform this Eighth Amendment and the transactions contemplated hereby, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Eighth Amendment, (c) this Eighth Amendment has been duly executed and delivered on behalf of such Person, (d) this Eighth Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Eighth Amendment other than, to the extent required under applicable law, filing this Eighth Amendment and/or a summary thereof with the Securities and Exchange Commission on Form 8-K, 10-K or 10-Q, as applicable, (f) each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (it being understood and agreed that the representations contained in clauses (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b) respectively of Section 6.01 of the Credit Agreement) and (g) no Default has occurred and is continuing as of the date hereof or would result after giving effect hereto.

7. Governing Law; Binding Effect. This Eighth Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law of New York) and shall be binding upon and inure to the benefit of the Borrowers, the Agents and the Lenders and their respective successors and assigns.

8. Counterparts. This Eighth Amendment may be executed in separate counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed a fully executed agreement. Any party hereto may execute and deliver a counterpart of this Eighth Amendment by delivering via facsimile or email transmission a signature page of this Eighth Amendment signed by such party, and any such facsimile or email signature shall be treated in all respects as having the same effect as an original signature. Any party delivering by facsimile or email transmission a counterpart executed by it shall promptly thereafter also deliver a manually signed counterpart of this Eighth Amendment.

9. Consent to Release. Each of the Approving Lenders and each Agent acknowledges and agrees that in connection with the transactions described in Section 7.05(j) of the Credit Agreement (as amended hereby) any Liens of the Lenders on the Subject Receivables sold (or purported to be sold) in connection with such transactions shall be released immediately upon such sale (or purported sale) without further action by any party. By its execution of this Eighth Amendment each Approving Lender hereby reaffirms and confirms the authority of the Agents to release such Liens. Each Agent shall execute and deliver (at the cost and expense of Borrowers) in accordance with Section 9.10 of the Credit Agreement (as amended hereby) such releases, terminations, documents and other instruments as the Borrowers may reasonably request in order to evidence such release described in this Section 9.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed as of the date first above written.

MULTI-COLOR CORPORATION

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	V.P., Treasurer

COLLOTYPE INTERNATIONAL HOLDINGS PTY LIMITED

/s/ Sharon E. Birkett
Company Secretary/Director

Sharon E. Birkett
Name of Company Secretary/Director (Print)

/s/ Mary T. Fetch
Company Secretary/Director

Mary T. Fetch
Name of Company Secretary/Director (Print)

MCC-BATAVIA, LLC

MCC-TROY, LLC

LASER GRAPHIC SYSTEMS, INCORPORATED

MCC-DEC TECH, LLC

MCC-WISCONSIN, LLC

MCC-NORWAY, LLC

MCC-UNIFLEX, LLC

MCC-FINANCE LLC

MCC-FINANCE 2 LLC

COLLOTYPE LABELS USA INC.

MULTI-COLOR AUSTRALIA, LLC

By:	/s/ Mary T. Fetch
Mary T. Fetch
Treasurer

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

MULTI-COLOR AUSTRALIA HOLDINGS PTY LIMITED (ACN 129 274 719)

MULTI-COLOR AUSTRALIA FINANCE PTY LIMITED (ACN 129 274 979)

MULTI-COLOR AUSTRALIA ACQUISITION PTY LIMITED (ACN 129 275 181)

COLLOTYPE BSM LABELS PTY LIMITED (ACN 007 665 189)

COLLOTYPE IPACK PTY LIMITED (ACN 120 050 160)

MAGNUS DONNERS PTY LIMITED (ACN 008 102 207)

COLLOTYPE LABELS PTY LIMITED (ACN 007 514 856)

COLLOTYPE LABELS BAROSSA PTY LTD (ACN 008 212 539)

COLLOTYPE LABELS GRIFFITH PTY LTD (ACN 115 294 267)

COLLOTYPE LABELS INTERNATIONAL PTY LIMITED (ACN 068 409 478)

MULTI-COLOR (QLD) PTY LIMITED (ACN 003 411 194)

MULTI-COLOR (SA) PTY LIMITED (ACN 120 050 204)

/s/ Mary T. Fetch
Director

Mary T. Fetch
Name of Director (Print)

/s/ Sharon E. Birkett
Company Secretary/Director

Sharon E. Birkett
Name of Company Secretary/Director (Print)

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

ACKNOWLEDGED AND ACCEPTED:

ADHESION INTERMEDIATE HOLDINGS, INC.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

ASHEVILLE ACQUISITION CORPORATION, LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

CAMEO SONOMA LIMITED

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

INDUSTRIAL LABEL CORPORATION

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

LABELCORP HOLDINGS, INC.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

LABELCORP MANAGEMENT, INC.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

LSK LABEL, INC.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

M ACQUISITION, LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

ACKNOWLEDGED AND ACCEPTED (Continued):

MCC LABELS1 NETHERLANDS B.V.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

MCC LABL2 NETHERLANDS B.V.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

PSC ACQUISITION COMPANY, LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

SOUTHERN ATLANTIC LABEL CO., INC.

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

YORK TAPE & LABEL, LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

MCC-MEXICO HOLDINGS 1 LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

MCC-MEXICO HOLDINGS 2 LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

MCC-NORWOOD LLC

By:	/s/ Mary T. Fetch
Name:	Mary T. Fetch
Title:	Treasurer

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Joseph R. Jackson
Name:	Joseph R. Jackson
Title:	Vice President

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

WESTPAC BANKING CORPORATION,
as Australian Administrative Agent

By:	/s/ Richard Yarnold
Name:	Richard Yarnold
Title:	Senior Relationship Manager
Corporate & Institutional Banking

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

BANK OF AMERICA, N.A.,
as a U.S. Sub-facility Lender, U.S. L/C Issuer and Swing Line Lender

By:	/s/ Joseph R. Jackson
Name:	Joseph R. Jackson
Title:	Vice President

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

WESTPAC BANKING CORPORATION, as an Australian Sub-facility Lender

By:	/s/ Richard Yarnold
Name:	Richard Yarnold
Title:	Senior Relationship Manager Corporate & Institutional Banking

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

BMO Harris Financing, Inc., as a U.S. Sub-facility Lender

By:	/s/ Mark Piekos
Name:	Mark Piekos
Title:	Managing Director

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

FIFTH THIRD BANK, as a U.S. Sub-facility Lender

By:	/s/ Kelly Wolski
Name:	Kelly Wolski
Title:	Vice President

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A.,
as a U.S. Sub-facility Lender

By:	/s/ Steven P. Sullivan
Name:	Steven P. Sullivan
Title:	Authorized Officer

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

KEYBANK NATIONAL ASSOCIATION,
as a U.S. Sub-facility Lender

By:	/s/ Kenneth D. Kramp
Name:	Kenneth D. Kramp
Title:	Vice President

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

PNC Bank, National Association,
as a U.S. Sub-facility Lender

By:	/s/ Jeffrey P. Fisher
Name:	Jeffrey P. Fisher
Title:	Vice President

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH,
as a U.S. Sub-facility Lender

By:	/s/ Erin Thomas-Walker
Name:	Erin Thomas-Walker
Title:	Vice President

By:	/s/ Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a U.S. Sub-facility Lender

By:	/s/ Mark Utlaut
Name:	Mark Utlaut
Title:	Senior Vice President

Multi-Color Corporation

Eighth Amendment to Credit Agreement

Signature Page

EXHIBIT A

Notice of Loan Prepayment

[ANY PREPAYMENT NOTICE SHOULD BE ON BORROWER’S LETTERHEAD]

Dated as of:

Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

This irrevocable Notice of Loan Prepayment is delivered to you pursuant to Section 2.05 of the Credit Agreement, dated as of February 29, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among MULTI-COLOR CORPORATION, an Ohio corporation (the “Company”), COLLOTYPE INTERNATIONAL HOLDINGS PTY LIMITED (ACN 007 628 015), an Australian company limited by shares and registered in South Australia, each lender party thereto, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and U.S. L/C Issuer, and WESTPAC BANKING CORPORATION (ACN 007 457 141), as Australian Administrative Agent and Australian L/C Issuer. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

1. The Company hereby provides notice to the Administrative Agent that it shall repay the following [Base Rate Loans] and/or [Eurocurrency Rate Loans]:                     . (Complete with an amount and Interest Periods (with respect to Eurocurrency Rate Loans) in accordance with Section 2.05 of the Credit Agreement.)

2. The Loan(s) to be prepaid consist of: [check each applicable box]

☐	a Term A Loan in the amount of $

☐	a U.S. Revolving Loan in the amount of $

3. The Company shall repay the above-referenced Loans on the following Business Day:                     . (Complete with a date no earlier than (i) the same Business Day as of the date of this Notice of Loan Prepayment with respect to any Base Rate Loan and (ii) three (3) Business Days subsequent to date of this Notice of Loan Prepayment with respect to any Eurocurrency Rate Loan.)

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Notice of Loan Prepayment as of the day and year first written above.

MULTI-COLOR CORPORATION

By:
Name:
Title: